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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 14, 2006



                              DGSE COMPANIES, INC.
               (Exact Name of Registrant as Specified in Charter)


           Nevada                        1-11048                  88-0097334
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


    2817 Forest Lane, Dallas, Texas                                75234
(Address of Principal Executive Offices)                         (Zip Code)


       Registrant's Telephone Number, Including Area Code: (972) 484-3662

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 2.03 Creation of a Direct  Financial  Obligation oe an Obligation  under an
Off-Balance Sheet Arrangement of a Registrant

         First Amendment to Loan Agreement and Other Loan Documents

         On August 14, 2006, DGSE Companies, Inc. entered into an amendment to its loan agreement with Texas Capital Bank. This amendment increased the amount of borrowings allowed under this credit facility form $ 3,500,000 to $ 4,000,000. The additional funds are available for general corporate working capital purposes.



Item 9.01. Financial Statements and Exhibits.


         (c) Exhibits

         2.1 First Amendment to Loan Agreement and Other Loan Documents.(a)

         2.2 Loan Agreement Dated as of December 22, 2005(a)

         99.1DGSE Press Release dated August 16, 2006(b)


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(a)  Certain exhibits and schedules have been omitted and DGSE agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.

(b) This exhibit is being furnished and will not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.



















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     DGSE COMPANIES, INC.

Date:  August 16, 2006                               By: /s/ DR. L.S. SMITH
                                                        ------------------------
                                                        Dr. L.S. Smith
                                                        Chairman & Chief
                                                        Executive Officer




















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